UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


                      Report for Event: September 14, 2001

                           ICHANCE INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                        000-30213                  52-2043569
   (State of other                (Commission File No.)        (IRS Employer
   jurisdiction of                                          Identification No.)
   incorporation)


             3753 Howard Hughes Parkway, #227, Las Vegas,   NV 89109
             (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (702) 892-3915

Registrant's  Attorney:  Warren J. Soloski,  Esq., Warren J. Soloski, APC,
                         11300 West Olympic Blvd., Suite 800
                         Los Angeles, CA 90064 (310) 477-9742

                                CARD-SMART CORP.
                                ----------------
         (Former name or former address, if changed since last report.)

ICHANCE INTERNATIONAL, INC. hereby amends the following items, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 26, 2001, as set forth on the pages attached hereto:



Item 7  Financial Statement and Exhibits

(a)      Financial Statements

     The consolidated financial statements of iChance, Inc. and Subsidiary as of September 30, 2001 and December 31, 2000 are filed herewith as Exhibit 99.3.

(b)      Exhibits

Exhibit
Number              Description
-------             -----------
99.1 (1)  Letter on Change in Certifying Accountant

99.2 (1) Plan and Agreement of Reorganization by exchange by CARD-SMART CORP. of its voting stock for substantially all the assets of ICHANCE, INC., dated September 14, 2001

99.3 Consolidated financial statements of iChance, Inc. and Subsidiary as of September 30, 2001 and December 31, 2000.


(1)  Previously filed

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ICHANCE INTERNATIONAL, INC.
                                            (Registrant)



Dated: November 21, 2001                   By: s/s Brian Hurley
                                               -----------------
                                                Brian Hurley
                                                President/Director











                                       3